Employee Benefits (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Employee Benefits [Abstract]
Amounts reclassified from accumulated other comprehensive income	$ 145,000	$ 295,000	$ 0
Annual rate of increase in the per capita cost of covered health care benefits	7.30%
Annual rate of increase in the per capita cost of covered health care benefits in 2027	4.50%
Per capita cost of covered health care benefits, year of level increase	2027
Description of per capita cost of covered health care benefits increase	For benefit obligation measurement purposes, a 7.30% annual rate of increase in the per capita cost of covered health care benefits was assumed, gradually decreasing to 4.50% in 2027 and remaining level thereafter.